UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5983

New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS


[GRAPHIC]                                                        THE NEW GERMANY

                                                                      FUND, INC.

LETTER TO THE SHAREHOLDERS

     The German equity market, in line with global trends, experienced a difficult second quarter as investors started to question the sustainability of economic growth on the back of further central bank tightening, particularly in the US. In the subsequent wave of profit-taking and withdrawal from risk positions, the performance patterns of the earlier months of the year reversed and market segments associated with cyclicality suffered the most: the industrials, technology, financials and consumer discretionary sectors, small and mid-cap stocks and stocks with sizeable emerging markets exposure. Only eight stocks in the MDAX managed to post gains in the second quarter.(1) Among them were two retailers, which benefited from the improving labor market and consumer sentiment in Germany, which was fueled by the World Cup and ahead of the VAT increase next year. During the first half of the year, German small and mid-caps managed to outperform the large caps due to a strong first quarter and a rebound in the second half of June. From a valuation perspective, German small and midcap stocks look attractive again, having reached levels seen in 2004. The earnings momentum still looks positive.

     For the six months ended June 30, 2006, the New Germany Fund's total return was 20.20% (not annualized) based on net asset value and 22.81% (not annualized)

based on share price. During the same period, the Fund's benchmark, the Midcap

Market Performance Index, returned 16.62% (not annualized).(2)

     Over the course of the second quarter, the Fund maintained its overweight position in the health care sector, despite selling its position in Qiagen.

Relative performance was boosted, in particular, by the Fund's holding in

Sartorius, a long-term holding in the electrical equipment sector that again reported strong results. Solid sales growth helped the company realize economies of scale effects, and stronger growth in the high-margin biotech filters business together with a favorable currency development contributed to earnings growth. As a result, the shares performed well despite the weak overall market environment during the second quarter. Among industrials companies, the Fund's holdings in Biopetrol and Rheinmetall detracted from relative performance during the second quarter. Shares of Biopetrol, a company that is active in the alternative energy market, declined after the company issued a profit warning.

The company will face margin pressure in the second half of 2006 as customers were reluctant to sign contracts ahead of changes in the regulatory framework that will provide new incentives to promote biofuels in Germany. Thus,

short-term market visibility has worsened and Biopetrol was the biggest detractor from Fund performance during the second quarter, after being the largest contributor to performance during the first quarter. The other stock that struggled during the second quarter was the European Aeronautic Defence and

Space Company (EADS). Due to the Fund's underweight position in the company,

this development helped Fund performance against its benchmark. The stock suffered double-digit losses as the company announced in mid-June that its delivery schedule of its new A380 would be delayed by 6-7 months due to production issues related to the manufacture and integration of electrical systems on the aircraft. The company estimates that the total impact on operating earnings from 2007 through 2010 will be 2 billion euros. As a result of the sell-off in the stock, the shares now trade close to book value. Another positive contributor to relative performance was Salzgitter. After re-initiating a position in the company in the first quarter, the Fund further increased its holding to take advantage of positive operational developments at the company.

First quarter results significantly exceeded market expectations, and additional upside potential remains as the oil industry continues making

  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS,

       PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS,

                      PLEASE VISIT www.newgermanyfund.com

                                        1


infrastructure improvements, driving robust growth in Salzgitter's tubes business, which supplies steel tubes to oil companies for drilling.

     The Fund purchased 155,500 of its shares in the open market during the first six months of 2006.* The Fund's average discount to net asset value declined to 8.97% for the six months ending June 30, 2006, compared with 13.87%

for the same period last year.

     At the Fund's Annual Shareholder Meeting held on June 20, 2006, a non-binding proposal to open-end the Fund or otherwise allow shareholders to realize net asset value received a vote of 35.3% of the outstanding shares in favor and 24.3% against, with the remaining 40.4% not voting or abstaining. The

Board of Directors considered this matter again at its July 14, 2006 meeting.

The Board took into consideration the interests of the Fund as a continuing entity. The Board confirmed its prior conclusion, stated in its 2006 proxy statement, that in the absence of a demonstrable demand by new U.S. investors to buy Fund shares, open-ending, large tender offers or aggressive open-market buybacks could mean that the Fund would become too small to manage and the expense ratio would become too large. In addition, the Board took into consideration its June 2006 decision that the Fund conduct a cash tender offer if the discount from average daily net asset value of the volume-weighted average daily market price of Fund shares is greater than 10% for the six-month period July 1, 2006 through December 31, 2006. An important influence in the

Board's deliberations was that the Fund has had superior performance in recent years (outperformance of its benchmark by 3.36% on an annualized basis in the last 5 years based on market price, and a cumulative total return of 94.56% for the period from 6/30/01-6/30/06). Given all the above factors, the Board continues to believe that the longer-term value proposition of the Fund and its capital appreciation investment objective are well served by the closed-end format. Accordingly, the Board did not take any action, but will continue regularly to review the situation.

----------

The sources, opinions and forecasts expressed are as of July, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

*    The share buy back program was suspended for a portion of the semi-annual period.

(1)  MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.

(2)  Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Sincerely,

/s/ Christian Strenger

------------------------------

Christian Strenger

Chairman

  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS,

       PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS,

                       PLEASE VISIT www.newgermanyfund.com

                                        2


FUND HISTORY AS OF JUNE 30, 2006

PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN

DISTRIBUTIONS, AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND

PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN SOLD,

SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE

MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE VISIT

www.newgermanyfund.com FOR THE FUND'S MOST RECENT PERFORMANCE.

TOTAL RETURNS:




                      FOR THE SIX

                     MONTHS ENDED              FOR THE YEARS ENDED DECEMBER 31,

                       JUNE 30,     -----------------------------------------------------

                        2006(b)      2005       2004       2003        2002         2001

                     ------------   -----      -----      ------      ------       ------


Net Asset Value(a)     20.20%       13.68%     24.44%      93.07%     (39.60)%     (35.68)%

Market Value(a)        22.81%       18.94%     30.50%     102.42%     (39.52)%     (33.86)%

Benchmark              16.62%(1)    14.17%(1)  23.46%(1)   78.56%(2)  (37.58)%(3)  (33.46)%(4)



(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six month period are not annualized

----------

(1)  Represents the Midcap Market Performance Index.***

(2)  Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50**

     from 1/1/03-3/31/03 and 100% Midcap Market Performance Index from

     4/1/03-12/31/03.

(3)  Represents 60% MDAX/40% NEMAX 50 for 1/1/02-8/31/02 and 75% MDAX/25% NEMAX

     50 for 9/1/02-12/31/02.

(4)  Represents 60% MDAX/40% NEMAX 50.

*    MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.

**   NEMAX 50 is comprised of the 50 largest technology issues from the Prime

     Segment that are ranked below the DAX.

***  Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

**** TecDax is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the

     DAX.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany,

thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation,

notification and publication requirements of the German Investment Tax Act

(Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

                                        3


STATISTICS:

Net Assets                                                          $333,882,126

Shares Outstanding                                                    24,804,698

NAV Per Share                                                       $      13.46

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 RECORD     PAYABLE                              ORDINARY   LT CAPITAL

  DATE       DATE                                 INCOME       GAINS     TOTAL

--------   --------                              --------   ----------   ------

05/05/06   05/15/06                               $0.150       $  --     $0.150

12/22/05   12/30/05                               $0.410       $  --     $0.410

05/19/05   05/27/05                               $0.140       $  --     $0.140

12/22/04   12/31/04                               $0.230       $  --     $0.230

05/06/04   05/14/04                               $0.050       $  --     $0.050

12/22/03   12/31/03                               $0.022       $  --     $0.022

07/24/03   07/30/03                               $0.003       $  --     $0.003

11/20/00   11/29/00                               $0.010       $1.30     $1.310

09/01/00   09/15/00                               $0.070       $0.35     $0.420

OTHER INFORMATION:

NYSE Ticker Symbol                                                           GF

NASDAQ Symbol                                                             XGFNX

Dividend Reinvestment Plan                                                  Yes

Voluntary Cash Purchase Program                                             Yes

Annualized Expense Ratio (6/30/06)*                                        1.24%

----------

*    Represents expense ratio before custody credits. Please see "Financial

     Highlights" section of this report.

                                        4


PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2006 (AS % OF PORTFOLIO'S MARKET

VALUE*)

                                     [CHART]




Energy                        (1%)

Telecommunication Services    (2%)

Industrials                  (31%)

Health Care                  (17%)

Financials                   (18%)

Consumer Staples              (1%)

Consumer Discretionary        (9%)

Information Technology       (11%)

Materials                    (10%)



10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2006 (AS A % OF PORTFOLIO'S MARKET

VALUE*)

 1. K + S                         5.6

 2. European Aeronautic Defence   5.6

 3. Fresenius                     4.3

 4. Rheinmetall                   4.0

 5. Puma                          3.9

 6. Salzgitter AG                 3.9

 7. Depfa Bank Plc                3.6

 8. Merck KGAA                    3.5

 9. United Internet               3.3

10. Deutsche Postbank             3.0

*    Percentage (%) of market value refers to all securities in the portfolio,

     except cash and equivalents.

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

                                        5


INTERVIEW WITH THE LEAD PORTFOLIO MANAGER -- RALF OBERBANNSCHEIDT

     QUESTION: APPROACHING THE 2007 INCREASE IN VALUE ADDED TAXES IN GERMANY,

WHAT MIGHT BE THE IMPACT ON THE ECONOMY AND COMPANIES?

     ANSWER: Recent data shows an increase in income from taxes for the German ministry of finance, sparking a discussion as to whether a hike in the VAT from

16 to 19% is still necessary. Clearly the VAT would withdraw purchasing power from German households and would weaken an already savings oriented domestic consumer. The German government would use the money to reduce its debt and to further reduce labor costs. The recent positive move in sentiment and business indicators possibly would mute again. It would also most likely increase inflation, a very closely monitored macro data point by equity markets. The impact of this consumer burden also depends on whether companies will be able to increase prices in one go. This kind of process usually takes time and gives the consumer flexibility to react. Most likely we will see a preemptive increase in consumption of high priced items such as cars, white ware goods and brown ware goods. Only a few German companies will be directly affected by an increase in

VAT. Not only the bigger DAX member corporations but also German mid- and small-cap stocks have increased their exposure towards other regions and countries. Other consumer sub-sectors like luxury goods and high-street retailers in fashion would not necessarily feel the heat due to the inelasticity of their end customer's demand.

     QUESTION: AS GERMAN CHANCELLOR ANGELA MERKEL APPROACHES HER ONE-YEAR

ANNIVERSARY AT THE HELM, HAS HER COALITION GOVERNMENT BEEN ABLE TO MAKE ANY

PROGRESS ON REFORMS?

     ANSWER: Criticism that Ms. Merkel's reform program seems to be stalling comes on the heels of recent announcements by the government regarding details on two reform programs -- one addressing health care and the other addressing corporate taxes. After months of negotiations, the coalition government reached an agreement on a watered down health care reform that economists believe results in increased labor costs for companies and lower disposable income for households without fully meeting the financial needs of the healthcare system.

As far as the corporate tax reform, the overall impact of the recently announced plan will be a reduction in the corporate tax rate from 39% to 29%, resulting in

5 billion euros of tax relief. However, this reduction will be financed through a broadening of the tax base to include interest payments, which could discourage investment and is expected to increase the tax burden of smaller

German companies, which tend to rely more heavily on financing. Thus, Ms.

Merkel's government has produced some reforms, but they required significant compromise for the coalition to reach agreement.

     QUESTION: VIVIANE REDING, THE EU COMMISSIONER FOR INFORMATION SOCIETY AND

MEDIA, RECENTLY UNVEILED PLANS TO REGULATE ROAMING CHARGES ON MOBILE PHONES.

WHAT IS THE RATIONALE BEHIND THIS MOVE TOWARD INCREASED REGULATION?

     ANSWER: Pricing in the mobile phone market in the EU differs significantly from pricing in the US, where roaming is often included as part of a package of minutes. Mobile phone users in the EU pay international roaming charges averaging $1.50 per minute -- and depending on the location, the rates can be significantly higher. Someone from the UK, for example, could pay $4.00 per minute to call home from as close as France. This is primarily due to the fact that different companies operate the mobile networks in the various countries of the EU. Companies such as Vodafone in the UK, T-Mobile in Germany, and

Telefonica in Spain charge each other wholesale prices for their customers to use each other's networks. Currently, the mobile operators are not obligated to pass on any reduction in wholesale prices to their customers. The plan proposed by Ms. Reding is meant to reduce prices paid by the consumer by linking the retail price to the wholesale price and capping the retail price at 49 euro cents per minute. European mobile operators, who generate revenues of approximately $11 billion from roaming fees, have objected to the proposed regulation, saying that they have recently taken measures to offer reduced roaming rates to customers. The proposal's impact on mobile operators' bottom line is somewhat uncertain, as reduced per minute roaming rates could result in a higher volume of calls, but is expected to be negative overall. More importantly, mobile operators contend that the regulation will stifle innovation and discourage investment in faster networks. This comes at a time when EU regulation also puts the brakes on incentives for fixed line network upgrades.

The plan, which is subject to approval by the European Parliament, could go into effect within a year.

----------

The sources, opinions and forecasts expressed are as of July, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

                                        6


ECONOMIC OUTLOOK

     The recent equity market correction has put the macroeconomic debate over growth and inflation back into focus. The concerns are the same as before in similar market phases: economic growth is feared to slow down more than expected as the major central banks may fight accelerating inflation more aggressively.

Yet, evidence for such a scenario from actual data is scarce. As expectations are adjusted to reflect those concerns and investors scale down their risks,

particularly in the hitherto popular spread trades, the market is clearing some liquidity and momentum-driven exaggerations, providing a sound base for advances on the back of benign fundamentals: while global economic growth is likely to moderate it should remain robust enough to support further earnings growth in the corporate sector.

     Despite the volatility in the equity markets, leading indicators in Germany continue to climb (the Ifo, for example, reached a 15-year high in June),

fueling optimism for potential upwards revisions to GDP growth. Industrial production has picked up, increasing 6% year-on-year in May, its strongest increase in five years. Construction has also increased strongly this year,

following more than 10 years of decline, while unemployment inched back below

11% in June. However, retail sales have been weak, down 0.5% year-on-year in

May. Furthermore, pre-emptive consumption ahead of the VAT increase and in connection with the World Cup tournament is not sustainable into 2007.

     We expect Euroland growth of about 2% for the remainder of the year;

however, for 2007 the combination of the ECB hiking cycle, a less positive export contribution to growth and fiscal consolidation from local governments could put pressure on the recent improvements. Although inflation remains above the ECB's 2% target due to the impact of higher energy prices, the core rate remains contained.

     The European Central Bank (ECB) raised interest rates by 0.50% in the first half of 2006. Although we expect another 0.50% hike in the second half of the year, we believe that the ECB does not want to jeopardize the economic recovery and that any sign of a deterioration in the economic outlook could mean the end of the rate hike cycle. This will have to be balanced as energy prices remain high and optimism rises for above-trend GDP growth.

----------

(1)  The Ifo Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the

     Eurozone, which is a term used to describe the 11 EU countries that joined the third stage of EMU and adopted the euro. The Eurozone, or Euroland countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy,

     Luxembourg, The Netherlands, Portugal and Spain.

----------

The sources, opinions and forecasts expressed are as of July, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

                                        7


THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE

----------                       -----------                       -------------

INVESTMENTS IN GERMAN SECURITIES - 87.5%

             COMMON STOCKS - 79.2%

             AEROSPACE & DEFENSE - 1.4%

   145,000   MTU Aero Engines Holding Ag*                          $  4,814,730

                                                                   ------------

             AIRPORTS, FLYING FIELDS & AIRLINES - 2.5%

   149,400   Air Berlin PLC+                                          1,831,193

    90,000   Fraport+                                                 6,412,867

                                                                   ------------

                                                                      8,244,060

                                                                   ------------

             BIOTECHNOLOGY - 0.7%

   160,000   GPC Biotech*+                                            2,273,995

                                                                   ------------

             CHEMICALS - 10.3%

   505,000   GEA Group*                                               8,648,903

   230,200   K + S                                                   18,556,368

   170,000   Lanxess*                                                 6,705,168

     5,000   Wacker Chemie AG                                           537,761

                                                                   ------------

                                                                     34,448,200

                                                                   ------------

             COMMERCIAL SERVICES & SUPPLIES - 1.1%

    95,000   Interseroh+                                              3,642,585

                                                                   ------------

             CONSTRUCTION & ENGINEERING - 1.6%

    97,200   Bilfinger Berger                                         5,281,073

                                                                   ------------

             DIVERSIFIED FINANCIALS - 4.5%

    72,000   AWD Holding+                                             2,412,848

   140,000   Deutsche Postbank+                                      10,066,827

    15,000   Interhyp AG                                              1,323,025

    20,000   Sixt AG                                                  1,150,290

                                                                   ------------

                                                                     14,952,990

                                                                   ------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%

   255,000   Mobilcom+                                                5,459,085

                                                                   ------------

             ELECTRICAL EQUIPMENT - 3.3%

   160,000   SGL Carbon*                                              3,208,542

   122,000   Solarworld+                                              7,651,397

                                                                   ------------

                                                                     10,859,939

                                                                   ------------

             ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%

    51,460   Funkwerk+                                                1,233,207

   492,720   Kontron*+                                                5,680,304

    35,000   Q Cells AG+                                              2,941,675

   321,600   Suess MicroTec*+                                         2,692,292

   150,000   Utimaco Safeware*                                     $  2,108,865

    60,000   Wincor Nixdorf                                           7,664,766

                                                                   ------------

                                                                     22,321,109

                                                                   ------------

             HEALTHCARE PROVIDERS & SERVICES - 2.1%

   156,000   Rhoen-Klinikum                                           6,944,531

                                                                   ------------

             HOUSEHOLD PRODUCTS - 1.5%

    33,161   Beiersdorf                                               4,993,150

                                                                   ------------

             INSURANCE - 0.6%

    56,800   Hannover Ruckversicherungs+                              1,985,503

                                                                   ------------

             INTERNET SOFTWARE & SERVICES - 3.3%

   760,000   United Internet                                         10,947,182

                                                                   ------------

             INVESTORS - 1.2%

    55,000   MPC Muenchmeyer Peterson Cap+                            4,071,515

                                                                   ------------

             LIFE INSURANCE - 1.8%

    42,000   AMB Generali Holding                                     5,958,502

                                                                   ------------

             MACHINERY - 8.2%

   145,000   Heidelberger Druckmaschinen                              6,588,286

    28,000   Krones+                                                  3,506,391

    65,234   Pfeiffer Vacuum Technology+                              4,124,590

   191,709   Rheinmetall                                             13,356,219

                                                                   ------------

                                                                     27,575,486

                                                                   ------------

             METALS & MINING - 3.8%

   150,000   Salzgitter                                              12,724,125

                                                                   ------------

             MULTILINE RETAIL - 1.9%

   134,625   Douglas Holding                                          6,214,959

                                                                   ------------

             PHARMACEUTICALS - 9.4%

   108,000   Celesio                                                  9,810,133

   127,000   Merck KGAA+                                             11,540,860

    50,000   Schwarz Pharma                                           4,484,853

   145,000   Stada Arzneimittel+                                      5,778,418

                                                                   ------------

                                                                     31,614,264

                                                                   ------------

             REAL ESTATE - 4.7%

    60,000   Deutsche Euroshop+                                       4,171,718

    55,000   Hypo Real Estate Holding                                 3,338,333

   270,000   IVG Holding Ag*+                                         8,150,955

                                                                   ------------

                                                                     15,661,006

                                                                   ------------

             SOFTWARE - 1.5%

    95,000   Software                                                 4,939,345

                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                        8


  SHARES                         DESCRIPTION                           VALUE

----------                       -----------                       ------------

             SPECIALTY RETAIL - 1.7%

   130,000   Hugo Boss Ag -Ord                                     $  5,534,556

                                                                   ------------

             TEXTILES, APPAREL & LUXURY GOODS - 3.8%

    33,000   Puma                                                    12,818,947

                                                                   ------------

                Total Common Stocks

                (cost $172,975,023)                                 264,280,837

                                                                   ------------

             PREFERRED STOCKS - 8.3%

             DIVERSIFIED FINANCIAL SERVICES - 0.2%

    20,000   Sixt, AG                                                   787,310

                                                                   ------------

             ELECTRICAL EQUIPMENT - 2.6%

   227,800   Sartorius                                                8,798,589

                                                                   ------------

             HEALTHCARE PROVIDERS & SERVICES - 4.3%

    85,354   Fresenius                                               14,209,096

                                                                   ------------

             MEDIA - 1.2%

   163,400   Prosieben Sat.1 Media                                    4,078,675

                                                                   ------------

                Total Preferred Stocks

                (cost $12,160,879)                                   27,873,670

                                                                   ------------

                Total Investments in German Securities

                (cost $185,135,902)                                 292,154,507

                                                                   ------------

INVESTMENTS IN DUTCH COMMON STOCKS - 5.5%

             AEROSPACE & DEFENSE - 5.5%

   640,000   European Aeronautic Defence and Space Company

                (cost $6,414,307)                                    18,461,899

                                                                   ------------

INVESTMENTS IN IRISH COMMON STOCKS - 3.5%

             DIVERSIFIED FINANCIAL SERVICES - 3.5%

   710,000   Depfa Bank Plc

             (Cost $4,407,317)                                       11,760,565

                                                                   ------------

INVESTMENTS IN ITALIAN COMMON STOCKS - 1.3%

             COMMERCIAL BANKS - 1.3%

    90,000   Banca Italease*

             (Cost $2,302,825)                                     $  4,507,986

                                                                   ------------

INVESTMENTS IN SWISS COMMON STOCKS - 0.7%

             OIL & GAS EXPLORATION & PRODUCTION - 0.7%

   188,800   Biopetrol Industries Ag+

             (Cost $2,661,748)                                        2,207,943

                                                                   ------------

SECURITIES LENDING COLLATERAL - 22.6%

75,294,612   Daily Assets Fund Institutional, 5.1%++

                (cost $75,294,612)                                   75,294,612

                                                                   ------------

             Total Investments - 121.1%

                (cost $276,216,711)                                 404,387,512

             Liabilities in excess of cash and

                other assets - (21.1)%                              (70,505,386)

                                                                   ------------

             NET ASSETS-100.0%                                     $333,882,126

                                                                   ============

----------

*    Non-income producing security.

+    All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2006 amounted to $74,414,075 which is 22.3%

     of the net assets.

++   Represents collateral held in connection with securities lending. Daily

     Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset

     Management, Inc. The rate shown is the annualized seven-day yield at period end.

    The accompanying notes are an integral part of the financial statements.

                                        9


THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)

ASSETS

Investments in securities, at value, (cost $200,922,099) --

   including $74,414,075 of securities loaned                     $ 329,092,900

Investment in Daily Assets Institutional (cost $75,294,612)*         75,294,612

Cash and foreign currency (cost $4,987,786)                           5,023,221

Dividends receivable                                                    178,606

Interest receivable                                                     107,715

Foreign withholding tax refund receivable                               141,255

Due from insurance provider                                              46,098

Other assets                                                             16,189

                                                                  -------------

   Total assets                                                     409,900,596

                                                                  -------------

LIABILITIES

Payable upon return of securities loaned                             75,294,612

Management fee payable                                                  147,474

Investment advisory fee payable                                          70,428

Payable for Directors' fees and expenses                                 39,520

Accrued expenses                                                        466,436

                                                                  -------------

   Total liabilities                                                 76,018,470

                                                                  -------------

NET ASSETS                                                        $ 333,882,126

                                                                  =============

Net assets consist of:

Paid-in capital, $.001 par (Authorized 80,000,000 shares)         $ 432,298,308

Cost of 9,944,643 shares held in Treasury                           (95,213,277)

Distributions in excess of net investment income                    (11,231,458)

Accumulated net realized gain (loss) on investments and

   foreign currency transactions                                   (120,177,683)

Net unrealized appreciation (depreciation) of investments

   and foreign currency transactions                                128,206,236

                                                                  -------------

Net assets                                                        $ 333,882,126

                                                                  =============

Net asset value per share ($333,882,126 / 24,804,698 shares

   of common stock issued and outstanding)                        $       13.46

                                                                  =============

----------

*    Represents collateral on securities loaned.

    The accompanying notes are an integral part of the financial statements.

                                       10


THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                    FOR THE SIX

                                                                    MONTHS ENDED

                                                                   JUNE 30, 2006

                                                                   -------------

NET INVESTMENT INCOME

   Investment Income

   Dividends (net of foreign withholding taxes of $672,140)         $ 4,360,876

   Securities lending income, including income from Daily

      Assets Fund Institutional, net of borrower rebates                395,631

   Interest                                                              24,578

                                                                    -----------

Total investment income                                               4,781,085

                                                                    -----------

Expenses

   Management fee                                                       961,942

   Investment advisory fee                                              463,356

   Custodian and Transfer Agent's fees and expenses                     114,161

   Reports to shareholders                                              130,460

   Directors' fees and expenses                                          97,840

   Legal fees                                                           254,370

   Audit fee                                                             31,660

   NYSE listing fee                                                         780

   Miscellaneous                                                         25,300

                                                                    -----------

   Total expenses before custody credits                              2,079,869

   Less: custody credits*                                                (2,261)

   Net expenses                                                       2,077,608

                                                                    -----------

Net investment income (loss)                                          2,703,477

                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

   Investments                                                       25,568,755

   Foreign currency transactions                                        330,138

Net unrealized appreciation (depreciation) during the period on:

   Investments                                                       28,947,215

   Translation of other assets and liabilities from foreign

      currency                                                           35,638

                                                                    -----------

Net gain on investments and foreign currency transactions            54,881,746

                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $57,585,223

                                                                    ===========

----------

*    The custody credits are attributable to interest earned on U.S. cash balances held on deposit at the custodian.

    The accompanying notes are an integral part of the financial statements.

                                       11


THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS




                                                               FOR THE SIX

                                                               MONTHS ENDED        FOR THE

                                                              JUNE 30, 2006       YEAR ENDED

                                                               (UNAUDITED)    DECEMBER 31, 2005

                                                              -------------   -----------------


INCREASE (DECREASE) IN NET ASSETS

Operations

   Net investment income (loss)                               $  2,703,477       $   (187,841)

   Net realized gain on:

      Investments                                               25,568,755         37,272,578

      Foreign currency transactions                                330,138           (586,475)

   Net unrealized appreciation (depreciation) on investment

      transactions during the period on:

      Investments                                               28,947,215         (3,936,151)

      Translation of other assets and liabilities from

         foreign currency                                           35,638            (75,128)

                                                              ------------       ------------

   Net increase in net assets resulting from operations         57,585,223         32,486,983

                                                              ------------       ------------

Distributions to shareholders from:

   Net investment income                                        (3,720,705)       (13,583,003)

Capital share transactions:

   Net proceeds from reinvestment of dividends

      (0 and 369,273 shares, respectively)                              --          3,762,886

   Cost of shares repurchased (155,500 and 689,500 shares,

      respectively)                                             (1,807,438)        (6,651,609)

                                                              ------------       ------------

   Net decrease in net assets from capital share

      transactions                                              (1,807,438)        (2,888,723)

                                                              ------------       ------------

   Total increase in net assets                                 52,057,080         16,015,257

NET ASSETS

Beginning of year                                              281,825,046        265,809,789

                                                              ------------       ------------

End of year (including distributions in excess of net

   investment income of $11,231,458 and $10,214,230, as of

   June 30, 2006 and December 31, 2005, respectively)         $333,882,126       $281,825,046

                                                              ============       ============



    The accompanying notes are an integral part of the financial statements.

                                       12


THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January

16, 1990 as a non-diversified, closed-end management investment company. The

Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the

Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of

Directors of the Fund. The Fund calculates its net asset value per share at

11:30 a.m., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

SECURITIES LENDING: The Fund may lend securities to financial institutions. The

Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid,

unencumbered assets having a value at least equal to or greater than the "Margin

Percentage" to the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Asset Management, Inc.

receives a management fee (.03% annual effective rate as of June 30, 2006) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received,

including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.

Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses.

The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the

                                       13


Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue

Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

In July 2006, the Financial Accounting Standards Board (FASB) issued

Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an

interpretation of FASB Statement No. 109" (the "Interpretation"). The

Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns

(including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $145,322,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until

12/31/2010, the expiration date, whichever occurs first.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management

America's Inc. (the "Manager").

The Fund has an Investment Advisory Agreement with Deutsche Asset Management

International GmbH (the "Investment Adviser"). The Manager and the Investment

Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The

Investment Advisory Agreement provides the Investment Adviser with a fee,

computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2006, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .85% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of

Directors and pursuant to recommendations made by the Fund's Investment Adviser,

determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the

Investment Adviser, in accordance with the Fund's stated investment objectives,

policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the period ended June 30, 2006, Deutsche Bank AG, the German parent of the

Manager and Investment Adviser, and its affiliates received $15,734 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the board

                                       14


determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche

Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments,

for the period ended June 30, 2006, were $69,349,676 and $75,066,642,

respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the period ended June 30, 2006 and the year ended December 31, 2005, the

Fund purchased 155,500 and 689,500 of its shares of common stock on the open market at a total cost of $1,807,438 and $6,651,609, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.0% and 12.7%, respectively. These shares are held in treasury. In addition, during the year ended December 31,

2005 the Fund reissued 369,273 shares held in treasury as part of the dividend reinvestment plan.

NOTE 7. LITIGATION

0n June 6, 2005, Robert H. Daniels, an alleged shareholder of the Fund, filed a putative class action complaint on behalf of all Fund shareholders against the

Fund and its Directors, in the Circuit Court for Baltimore City, Maryland. This

litigation arises out of an attempt in 2005 by a shareholder of the Fund to nominate and elect directors who were not qualified as Directors pursuant to the

Fund's director qualification bylaw, which sets forth certain eligibility requirements for directors, including a requirement of relevant experience and country knowledge consistent with the Fund's strategy of investment in German companies. Mr. Daniels seeks declaratory and injunctive relief, as well as attorneys' fees, experts' fees and costs.

On July 12, 2005, the Fund and its Directors removed the case to the United

States District Court for the District of Maryland. On August 26, 2005, the Fund

and its directors filed a motion to dismiss the complaint on various grounds. On

March 29, 2006, the judge denied the motion to dismiss and litigation has now moved to the document discovery and deposition stage.

                                       15


THE NEW GERMANY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:




                                                  FOR THE SIX MONTHS               FOR THE YEARS ENDED DECEMBER 31,

                                                    ENDED JUNE 30,    ---------------------------------------------------------

                                                   2006 (UNAUDITED)     2005         2004         2003        2002       2001

                                                  ------------------  --------     --------     --------    --------   --------


Per share operating performance:

Net asset value:

Beginning of year                                    $  11.29         $  10.51     $   8.72     $   4.53    $   7.50   $  11.66

                                                     --------         --------     --------     --------    --------   --------

Net investment income (loss)                              ..11(a)          (.01)(a)     (.01)(a)       --        (.03)      (.01)

Net realized and unrealized gain (loss) on

   investments and foreign currency transactions         2.20             1.32         2.00         4.17       (2.97)     (4.22)

                                                     --------         --------     --------     --------    --------   --------

Increase (decrease) from investment operations           2.31             1.31         1.99         4.17       (3.00)     (4.23)

                                                     --------         --------     --------     --------    --------   --------

Increase resulting from share repurchases                 ..01              ..04          ..08          ..05         ..03        .07

                                                     --------         --------     --------     --------    --------   --------

Distributions from net investment income+                (.15)            (.55)        (.28)        (.03)         --         --

                                                     --------         --------     --------     --------    --------   --------

Dilution in net asset value from dividend

   reinvestment                                            --             (.02)         ..00(b)       ..00(b)       --         --

                                                     --------         --------     --------     --------    --------   --------

Net asset value:

   End of year                                       $  13.46         $  11.29     $  10.51     $   8.72    $   4.53   $   7.50

                                                     ========         ========     ========     ========    ========   ========

Market value:

   End of year                                       $  12.39         $  10.19     $   9.05     $   7.16    $   3.55   $   5.87

Total investment return for the period:++

Based upon market value                                 22.81%***        18.94%       30.50%      102.42%     (39.52)%   (33.86)%

Based upon net asset value                              20.20%***        13.68%       24.44%       93.07%     (39.60)%   (35.68)%

Ratio to average net assets:

Total expenses before custody credits*                   1.24%**          1.64%        1.24%        1.40%       1.48%      1.25%

Net investment income (loss)                              ..80%****        (.07)%       (.08)%        .05%       (.46)%     (.06)%

   Portfolio turnover                                   40.74%**         51.70%       58.42%       86.07%      98.55%     86.65%

Net assets at end of year (000's omitted)            $333,882         $281,825     $265,810     $230,587    $124,504   $212,650

----------

(a)  Based on average shares outstanding during the period.

(b)  Amount is less than $.005 per share.

+    For U.S. tax purposes, total distributions consisted of:

     Ordinary income                                   $   (.15)        $   (.55)    $   (.28)    $   (.03)         --         --

     Long term capital gains                                 --               --           --           --          --         --

                                                       --------         --------     --------     --------    --------   --------

                                                       $   (.15)        $   (.55)    $   (.28)    $   (.03)         --         --

                                                       --------         --------     --------     --------    --------   --------



++   Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

*    The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.24%, 1.63%, 1.24%, 1.39%, 1.47%, and 1.25% for 2006, 2005,

     2004, 2003, 2002 and 2001, respectively

**   Annualized

***  Not Annualized

**** Not Annualized. The ratio for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

                                       16


THE NEW GERMANY FUND, INC.

REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on

June 20, 2006. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1.   To elect three Directors to serve for a term of three years until their successors are elected and qualify.

                           NUMBER OF VOTES:

                           ----------------

DIRECTOR                    FOR      WITHHELD

--------                 ---------   --------

Dr. Franz Wilhelm Hopp   7,684,106    755,254

Ernst-Ulrich Matz        7,680,710    758,650

Dr. Frank Tromel         7,682,706    756,654

2.   To ratify the appointment by the Audit Committee and the Board of Directors

     of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2006.

                                NUMBER OF VOTES:

                                ----------------

                            FOR       AGAINST   ABSTAIN

                         ----------   -------   -------

                         14,522,575   372,599   296,338

3.   The vote to approve a stockholder proposal to terminate the investment advisory agreement between the Fund and Deutsche Asset Management

     International GmbH.

                                 NUMBER OF VOTES:

                                 ----------------

                            FOR       AGAINST    ABSTAIN

                         ---------   ---------   -------

                         6,393,816   7,339,241   544,472

4.   The vote to approve a proposal that stockholders may make nominations notwithstanding the Fund's director qualification Bylaw.

                                 NUMBER OF VOTES:

                                 ----------------

                            FOR       AGAINST    ABSTAIN

                         ---------   ---------   -------

                         7,343,410   7,376,666   471,437

5.   The vote to approve a stockholder proposal to request that stockholders of the Fund be afforded an opportunity to realize net asset value for their shares as soon as practicable.

                                 NUMBER OF VOTES:

                                 ----------------

                            FOR       AGAINST    ABSTAIN

                         ---------   ---------   -------

                         8,766,761   6,026,898   397,852

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site -- www.newgermanyfund.com -- (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at

www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

                                       17


                      [THIS PAGE INTENTIONALLY LEFT BLANK.]


EXECUTIVE OFFICES

345 PARK AVENUE, NEW YORK, NY 10154

MANAGER

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

INVESTMENT ADVISER

DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

CUSTODIAN AND TRANSFER AGENT

INVESTORS BANK & TRUST COMPANY

LEGAL COUNSEL

SULLIVAN & CROMWELL LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

CHAIRMAN AND DIRECTOR

JOHN A. BULT

DIRECTOR

RICHARD R. BURT

DIRECTOR

JOHN H. CANNON

DIRECTOR

RICHARD KARL GOELTZ

DIRECTOR

DR. FRANZ WILHELM HOPP

DIRECTOR

ERNST-ULRICH MATZ

DIRECTOR

DR. FRANK TROMEL

DIRECTOR

ROBERT H. WADSWORTH

DIRECTOR

WERNER WALBROL

DIRECTOR

PETER ZUHLSDORFF

DIRECTOR

MICHAEL CLARK*

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PAUL H. SCHUBERT

CHIEF FINANCIAL OFFICER AND TREASURER

ELISA METZGER

CHIEF LEGAL OFFICER

PHILIP GALLO

CHIEF COMPLIANCE OFFICER

SCOTT MCHUGH**

ASSISTANT TREASURER

DAVID GOLDMAN**

SECRETARY

JOHN MILLETTE**

ASSISTANT SECRETARY

46057 (8/06)

----------

*    Effective June 15, 2006.

**   Effective July 14, 2006.

                         VOLUNTARY CASH PURCHASE PROGRAM

                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend

Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company

                              Shareholder Services

                              P.O. Box 642, OPS 22

                              Boston, MA 02117-0642

                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment

Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of,

or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

                            [GF LISTED NYSE(R) LOGO]

 Copies of this report, monthly fact sheets and other information are available at: www.newgermanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or

617-443-6918 outside of the U.S.


SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed Closed-End

Fund listed on the New York Stock Exchange with the symbol "GF". The Fund seeks long-term capital appreciation primarily through investment in middle-market

German equities. It is managed and advised by wholly-owned subsidiaries of the

Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange

Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW

YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called

"Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the

Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Website:

www.newgermanyfund.com.

THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY

WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

-    The European Equity Fund, Inc.--investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

-    The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10%

     in any single country).

-    The Central Europe and Russia Fund, Inc.--investing primarily in Central

     European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY

(in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

20958

                                    [GRAPHIC]

                                 THE NEW GERMANY

                                   FUND, INC.

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager Team Disclosure

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Ralf Oberbannscheidt, Director

•	Joined Deutsche Asset Management in 1999 and the fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany

•	Master’s degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf

Petra Pflaum, CEFA

Senior Fund Manager Equities; joined the Fund in 2000.

•	Director, Deutsche Asset Management, Frankfort (since 2006); Prior thereto Vice President, Deutsche Asset Management (2001-2006).
•	Portfolio Manager for German and European small and mid caps and equity analyst for German local companies as well as a member of the European small and mid cap committee.

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

The Fund has been advised that the Investment Manager and Investment Advisor seek to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which are linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Investment Manager and Investment Advisor use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Investment Manager and Investment Advisor consider a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Investment Manager and Investment Advisor analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Ralf Oberbannscheidt	0
Petra Pflaum	0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager and Investment Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	2	$828,623,419	0	0
Petra Pflaum	0	0	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	0	0	0	0
Petra Pflaum	0	0	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	0	0	0	0
Petra Pflaum	2	$118,852,826	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Investment Manager and Investment Advisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager and Investment Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager and Investment Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager and Investment Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager and Investment Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager and Investment Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager and Investment Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Investment Manager and Investment Advisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager and Investment Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Manager and Investment Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Investment Manager and Investment Advisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager and Investment Advisor are affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager and Investment Advisor’s advisory clients. The Investment Manager and Investment Advisor have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board of Directors.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	65,300	$10.76	n/a	n/a
February 1 through February 28	40,200	$11.97	n/a	n/a
March 1 through March 31	50,000	$12.48	n/a	n/a
April 1 through April 30	0	$0.00	n/a	n/a
May 1 through May 31	0	$0.00	n/a	n/a
June 1 through June 30	0	$0.00	n/a	n/a

Total	155,500	$11.62	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, a series of New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The New Germany Fund, a series of New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2006